* Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    EXHIBIT 99.3

                                  April 2, 2002

Brite Voice Systems, Inc.

     Re: Sale of Lot 1, Block 1, Broadmoor 21st Street Addition, Wichita,
         Sedgwick County, Kansas, more commonly known as 7309 East 21st Street (the "Property")

Gentlemen:

     This letter agreement will evidence the agreement of the *, or assigns (as the case may be, "Buyer") to buy the Property referenced above and all personal property listed on Exhibit A attached hereto ("Personal Property") from the undersigned BRITE VOICE SYSTEMS, INC. ("Seller"), if certain contingencies are resolved or waived as described below. The sale will be governed by the following terms and conditions:

1.   Price and Other Terms and Conditions

(A) Purchase Price: $2,000,000 ($Two Million Dollars), to be paid to Seller at closing of the sale in immediately available funds.

(B) Earnest Money. $100,000 will be deposited by Buyer as earnest money (the "Earnest Money") with Security Abstract & Title Company, 434 North Main, Wichita, Kansas 67202, Attention: Diana Bower (the "Title Company") and will be refundable to Buyer upon any termination of this agreement which is effective prior to the expiration of the Inspection Period described below. At closing, the Earnest Money will be applied to the Purchase Price. So long as the Title Company holds the Earnest Money, the Title Company shall be expected to keep the Earnest Money invested as reasonably requested by Buyer, provided Buyer has notified the Title Company and Seller of Buyer's federal tax ID#. Any interest earned on the Earnest Money shall be reported as income by Buyer for income tax purposes and shall remain the property of Buyer.

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Brite Voice Systems, Inc.
April 2, 2002
Page 2

(C) Date and Arrangements for Closing. Closing of the sale will occur with the delivery of the Purchase Price and a deed and other documents through the Title Company not later than Friday, May 31, 2002. Time is of the essence.

(D) Closing Costs and Pro Rations. The current year's property taxes against the Property will be prorated at closing (on an estimated basis, if necessary). Seller shall pay any and all outstanding installments of property taxes and assessments against the property related to prior years at closing, even if said installments are not otherwise due until after date of Closing. If any assessments against the Property other than general property taxes are payable in installments over a period of years, installments related to the current year will be prorated and future installments will be payable by the Buyer after closing. Each party will pay his own legal fees (except as provided below if there is a breach of this agreement), and the parties will share equally the title insurance premiums and other charges by the Title Company. Any other closing costs will be allocated between Seller and Buyer in the customary manner for commercial real estate transactions in Wichita, Kansas, except as otherwise provided in this agreement.

(E) Representations Concerning the Property. TO THE EXTENT PERMITTED BY LAW, THE PROPERTY WILL BE SOLD AND CONVEYED "AS IS" WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER (EXCEPT TITLE WARRANTIES UNDER A SPECIAL WARRANTY DEED) AS TO CONDITION, ZONING, AVAILABLE LEASING PROSPECTS, SUITABILITY FOR FUTURE CONSTRUCTION OR OTHER MATTERS. BUYER ACKNOWLEDGES THAT BUYER HAS MADE (OR WILL MAKE DURING THE INSPECTION PERIOD DESCRIBED BELOW SUCH ON-SITE INSPECTIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY TO SATISFY ITSELF WITH THE CONDITION OF THE PROPERTY. PROVIDED, HOWEVER, THAT BUYER REPRESENTS THAT IT HAS DISCLOSED TO SELLER ANY DEFECTS IN THE PROPERTY OF WHICH IT IS AWARE AND WILL DISCLOSE TO BUYER ANY DEFECTS IN THE PROPERTY OF WHICH IT BECOMES AWARE PRIOR TO THE END OF THE INSPECTION PERIOD.

(F) Commissions: Brokers. If, but only if, the sale is consummated, Seller will pay a brokerage commission of 6% of the Purchase Price to its broker, Cushman & Wakefield of Texas, Inc., on the closing date. Seller's broker may share the commission with buyer's broker in accordance with any agreement between the brokers themselves. Seller will not, however, be liable for any payment to Buyer's broker, and Buyer will have no liability for the payment of any brokerage commission to either broker unless Buyer has undertaken such liability by a separate written agreement. Both parties acknowledge that the brokers have no authority to make representations or warranties for the parties or to bind the parties to any contractual undertaking. Further, the brokers are not expected to assume responsibility for any representations or warranties of the parties with respect to the Property or with respect to the performance of the parties under this agreement.

(G) No Liens. Seller represents that at Closing it will have good title to the Personal Property and said Personal Property shall be free and clear of all liens and encumbrances.

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Brite Voice Systems, Inc.
April 2, 2002
Page 3

2.   Items to be Delivered Before Closing:

(A) Survey and Plans. If any existing survey, architectural drawings, mechanical plans or drawings, or electrical plans or drawings of the Property are readily available to Seller, Seller shall deliver, or cause its broker to deliver a copy of said survey, plans or drawings to Buyer upon acceptance of this Agreement. Seller will not, however, warrant that any such survey, plans or drawings are accurate or complete. If Buyer desires to obtain a current survey, plans or drawings of the Property, Buyer may arrange to have such items prepared at its expense. Any survey received by Buyer as described in this paragraph will constitute a "Survey" as such term is used in this agreement.

(B) Title Commitment. Buyer shall direct the Title Company to issue a commitment for owner's title insurance policy (the "Commitment") in favor of Buyer covering the Property for the full amount of the Purchase Price and to promptly deliver the same (with a copy of any special title exceptions set forth therein) to Buyer and Seller.

3.   Items to Be Delivered At Closing:

(A) Special Warranty Deed. Seller will convey the Property to Buyer by a special warranty deed, subject to Permitted Encumbrances (as defined below).

(B) Bill of Sale. Seller will convey the Personal Property to Buyer by Bill of Sale, Assignment of Interest or such other document as is necessary to convey good and clean title to the Personal Property to Buyer.

(C) Nonforeign Certificate. Seller will also deliver a certificate of nonforeign status to Buyer at closing as needed to comply with the provisions of the Foreign Investors Real Property Tax Act (FIRPTA).

(D) Title Policy. At the closing Buyer will obtain from the Title Company an ALTA owner's title policy issued by the Title Company or written confirmation from the title company that it is then prepared to issue such a policy subject only to Permitted Encumbrances.

(E) Other Items: Possession. At the closing, Buyer and Seller shall also deliver such other documents as shall be reasonable required by the Title Company to close the sale, and possession of the Property will be transferred from Seller to Buyer immediately after the closing.

4.   Contingencies. The sale will be subject to the following conditions:

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Brite Voice Systems, Inc.
April 2, 2002
Page 4

(A) Earnest Money. Within 5 days after the date of this agreement, Seller shall have signed and returned this agreement to Buyer and Buyer shall have deposited the Earnest Money with the Title Company.

(B) Inspection. Buyer shall be satisfied with the condition and suitability of the Property after further inspections as Buyer deems appropriate. However, Buyer shall complete all such inspections during the period following the date of this agreement and ending 5:00 P.M. on Friday, May 24, 2002 (the "Inspection Period"). If for any reason whatsoever Buyer is not satisfied with the Property at any time during the Inspection period, Buyer may terminate this agreement by written notice to Seller. If, however, Buyer does not notify Seller in writing of the termination of this agreement before the end of the Inspection Period, Buyer shall be deemed to have waived this contingency. Seller will cooperate with Buyer as reasonable required to allow Buyer to complete on-site inspections, including environmental inspections, but Seller will have no obligation to incur any expense to cure Buyer's objections unless Seller otherwise agrees in a subsequent written agreement with Buyer.

(C) Title Review. Before the expiration of the Inspection period, Buyer shall receive, and be satisfied with all title exceptions and other matters disclosed in, the Commitment or any Survey ("Permitted Encumbrances"). If Buyer finds any Permitted Encumbrance unacceptable and Seller declines to remove the unacceptable encumbrance, Buyer's sole remedy shall be to terminate this agreement by written notice to Seller delivered before the end of the Inspection Period. Further, if for any reason a Survey or Commitment satisfactory to Buyer is not delivered to Buyer before the end of the Inspection Period, Buyer's sole remedy shall be to terminate this agreement by notice delivered to Seller before the end of the Inspection Period.

(D) No Surprises. No change in the condition of the Property, other than that caused by normal wear and tear, shall have occurred after the inspections performed during the Inspection Period and prior to closing. The Property shall not be subject to encumbrances other than Permitted Encumbrances when Seller tenders a deed to Buyer as provided above, and the Personal Property shall not be subject to any liens or encumbrances when Seller tenders a Bill of Sale to Buyer as provided above.

5. Damages and Claims Resulting From Buyer's On-Site Inspections. If Buyer or others engaged by Buyer to inspect the Property cause damage to the Property in connection with or during the inspections authorized by this agreement, or if any third party, asserts any claim against Seller or the Property because of injury, death or property damage caused or alleged to have been caused by Buyer or anyone conducting inspections for Buyer, then buyer must indemnify, defend and hold harmless Seller against the damage or claims. Buyer's obligation and Seller's rights under this Paragraph will survive any termination of this agreement or closing hereunder.

6.   Remedies.

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Brite Voice Systems, Inc.
April 2, 2002
Page 5

(A) Breach by Buyer. If Buyer breaches this agreement prior to closing, Seller's sole remedy shall be to terminate this letter agreement and receive and retain the Earnest Money as liquidated damages; provided, however, that:

          (1) this provision will not limit Seller's right to recover any amount in addition to Earnest Money under paragraph 5; and

          (2) if Buyer fails to promptly authorize and direct the Title Company to release and deliver the Earnest Money to Seller following a breach by Buyer and after Buyer's receipt of a request from Seller for such authorization, then Seller shall have the right to recover any and all damages and attorneys' fees arising out of or caused by the breach, together with attorneys' fees and other costs incurred by Seller to recover the Earnest Money or any additional damages.

(B) Breach by Seller. If Seller breaches this agreement, Buyer's remedies shall be to either:

          (1) terminate this agreement, receive a refund of all Earnest Money and to recover from Seller any monetary damages caused by Seller's Breach; or

          (2) exercise Buyer's right of specific performance and close on the sale of the Property and Personal Property and to recover from Seller any attorneys' fees and costs incurred by Buyer to enforce Buyer's right of specific performance;

     provided, however, that if Buyer elects to terminate this agreement and receive a refund of all Earnest Money, and seller fails to promptly authorize the Title Company to return the Earnest Money to Buyer after such a breach and after receipt of a request from Buyer for such authorization, then Buyer shall have the right to recover any and all damages and attorneys' fees arising out of or caused by the Breach together with attorneys' fees and costs incurred by Buyer to recover the Earnest Money or any additional damages. Buyer agrees that it will not have any right, title or interest in the Property by reason of this agreement before any date upon which Seller is required to deliver a deed to Buyer to close the sale contemplated in this agreement.

7. Entire Agreement. This agreement constitutes the entire and only agreement between Seller and Buyer concerning the sale of the property, it being understood that all prior negotiations are superseded by this letter. No amendment of this agreement will be effective unless in writing and signed by both Seller and Buyer.

8. Notices. Any notices required to be given by this agreement may be delivered in person, by certified mail, return receipt requested, by courier service or by facsimile transmission to the party to whom notice is to be given at the address or facsimile number below. Notice given by certified mail or

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Brite Voice Systems, Inc.
April 2, 2002
Page 6

courier service will be deemed received on the date delivery is indicated by the United States Post Office or courier service, respectively. Notice given by facsimile transmission shall be deemed received on the date and at the time indicated on the sender's transmission report indicating transmission to the appropriate number below.

         If to Buyer:  *

         If to Seller: Brite Voice Systems, Inc.

                       ----------------------------------

                       ----------------------------------
                       Fax:
                            -----------------------------

9. Execution in Counterparts; Delivery by Fax. To facilitate execution, this agreement may be executed in multiple identical counterparts. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts, taken together, shall collectively constitute a single contract. But it shall not be necessary in making proof of this agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties to this agreement. Any signature page may be detached from one counterpart and then attached to a second counterpart with identical provisions without impairing the legal effect of the signatures on the signature page. Signing and sending a counterpart (or a signature page detached from the counterpart) by facsimile to another party will have the same legal effect as signing and delivering an original counterpart to the other party. A copy (including a copy produced by facsimile) of any signature page that has been signed by or on behalf of a party to this agreement shall be as effective as the original signature page for the purpose of proving such party's intention to be bound by this agreement.

     Buyer's delivery of this letter to Seller is intended as a contractual offer by Buyer, which will remain open for acceptance by Seller for 3 business days after the date of this letter. If Seller does not accept the offer (by returning a copy of this letter to Buyer, signed by Seller in the space provided below), the offer shall expire without further notice. Accordingly, if the foregoing correctly sets forth your agreements, please execute a copy of this letter in the space provided below and return the copy to Buyer within 3 business days after the date of this letter.

     Your careful consideration of this offer is greatly appreciated.

                                       *


                                       By: *

Brite Voice Systems, Inc.
April 2, 2002
Page 7

Accepted and Agreed:

BRITE VOICE SYSTEMS, INC.

By: /s/ ROY-ROY J. GRAHAM
    -------------------------------
    Name: Rob-Roy J. Graham
          -------------------------
    Title: CFO
           ------------------------